UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2013

Commission File Number 001-35844
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Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
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Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes

On October 1, 2013, Pinnacle Foods Inc. (“Pinnacle Foods”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition of the Wish-Bone and Western salad dressing business (the "Business") from a subsidiary of Unilever PLC.

Pursuant to Items 9.01(a)(4) and 9.01(b)(2), this Current Report on Form 8-K/A hereby amends Items 9.01(a) and (b) of the Initial Form 8-K and is being filed in order to provide the historical financial statements of the Business and the related pro forma financial information that were excluded from the Initial Form 8-K.

This Form 8-K/A should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited Special Purpose Combined Statement of Assets Acquired of the Wish-Bone and Western Salad Dressing Business, the related audited Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 31, 2012 and 2011, and Independent Auditor's Report, the unaudited Special Purpose Combined Statement of Assets Acquired of the Business as of September 30, 2013 and the unaudited Special Purpose Combined Statements of Revenues and Direct Expenses for the nine months ended September 30, 2013 and 2012, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

 (b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements of Pinnacle Foods for the fiscal year ended December 30, 2012 and the nine month period ended September 29, 2013 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC.

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	November 25, 2013

Index to Exhibits

Exhibit Number	Description
23.1	Consent of Independent Accountants
99.1	Audited Special Purpose Combined Financial Statements and Independent Auditor's Report of the Business and Unaudited Special Purpose Combined Financial Statements of the Business.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Pinnacle Foods.